                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

                          Date of Report: May 14, 2001

                 Date of earliest event reported: April 12, 2001

                               ALLOY ONLINE, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                   File Number)

     Delaware                                                    04-3310676
 (State or other                                             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

                        151 West 26th Street, 11th Floor
                               New York, NY 10001

               (Address of principal executive offices) (Zip Code)

                                 (212) 244-4307

              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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         The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 26, 2001 to read in its entirety as follows:

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of business acquired.
                  -----------------------------------------

                  Based on the audited financial statements of Registrant for its fiscal year ended January 31, 2001 included in Registrant's Annual Report on Form 10-K filed on May 1, 2001, no financial statements of the Company are required to be filed pursuant to the provisions of Rule 3.05 of Regulation S-X promulgated under the provisions of the Securities Exchange Act of 1934, as amended ("Regulation S-X").

         (b)      Pro forma financial information.
                  -------------------------------

                  Based on the audited financial statements of Registrant for its fiscal year ended January 31, 2001 included in Registrant's Annual Report on Form 10-K filed on May 1, 2001, no pro forma financial information is required to be filed pursuant to Article 11 of Regulation S-X.

         (c)      Exhibits.
                  --------

                   2.1* Agreement and Plan of Merger dated as of April 11, 2001, by and between Alloy Online, Inc., Landon Media Group, Inc., Carnegie Communications, Inc., and the Stockholders of Landon Media Group, Inc.

                   4.1* Warrant, dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and Owen E. Landon, Jr.

                   4.2** Warrants, each dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and (i) Virginia B. Landon, (ii) The Owen E. Landon Revocable Trust dated 5/7/79,
                           (iii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Kimberly Marie Landon, (iv) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Karen Louise Landon, (v) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Owen E. Landon III, (vi) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Mark Bond Landon and (vii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Susan Bond Landon.

                  99.1* Investment Representation and Lockup Agreement, dated as of April 11, 2001 by and between Alloy and each of the Stockholders of Landon Media Group, Inc.

                  99.2*    Alloy Press Release dated April 12, 2001.

---------------------------------
*  Previously filed.

** Pursuant to Instruction 2 of Item 601 of Regulation S-K, Alloy states that the Warrants listed in Exhibit 4.2 are identical in all material respects with the Warrant filed as Exhibit 4.1 herewith other than with respect to (i) the parties to whom such Warrants were issued and (ii) the multiplier set forth in clause (b) at the end of Section 2.1(a)(i)(A) of each such Warrant and (iii) the "Minimum Value" amount set forth in Section 2.1(a)(i)(C) of each such Warrant. The parties to such Warrants and their respective multipliers and "Minimum Values" are as follows:

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

         Party                             Multiplier                            Minimum Value
         -----                             ----------                            -------------
Virginia B. Landon                            1,398                              $  121,294.34

The Owen E. Landon Revocable                 11,902                              $1,032,292.28
Trust dated 5/7/79

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Kimberly Marie Landon

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Karen Louise Landon

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Owen E. Landon III

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Mark Bond Landon

The Owen E. Landon Irrevocable                9,798                              $  849,844.94
Trust dated December 31, 1976
f/b/o Susan Bond Landon


Alloy hereby undertakes to file copies of any or all of such Warrants pursuant to an amendment to this Current Report on Form 8-K upon the request of the Commission.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 2001                      ALLOY ONLINE, INC.
                                         (Registrant)



                                         By:  /s/ Matthew C. Diamond
                                              --------------------------
                                              Matthew C. Diamond
                                              Chief Executive Officer


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                                  EXHIBIT INDEX


 2.1* Agreement and Plan of Merger dated as of April 11, 2001, by and between Alloy Online, Inc., Landon Media Group, Inc., Carnegie Communications, Inc., and the Stockholders of Landon Media Group, Inc.

 4.1* Warrant, dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and Owen E. Landon, Jr.

 4.2** Warrants, each dated as of April 11, 2001, to Purchase Shares of Common Stock, Par Value $.01 Per Share, between Alloy and (i) Virginia B. Landon, (ii) The Owen E. Landon Revocable Trust dated 5/7/79, (iii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Kimberly Marie Landon, (iv) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Karen Louise Landon, (v) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Owen E. Landon III, (vi) The Owen
         E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Mark Bond Landon and (vii) The Owen E. Landon Irrevocable Trust dated December 31, 1976 f/b/o Susan Bond Landon.

99.1* Investment Representation and Lockup Agreement, dated as of April 11, 2001 by and between Alloy and each of the Stockholders of Landon Media Group, Inc.

99.2*    Alloy Press Release dated April 12, 2001.

-----------------
*    Previously filed

**   Not filed herewith pursuant to Instruction 2 of Item 601 of Regulation S-K.